Exhibit 10.2

                 Form of Subsequent Sale and Purchase Agreement

                     SUBSEQUENT SALE AND PURCHASE AGREEMENT


     This Subsequent Sale and Purchase Agreement dated as of             ,
(the "Agreement"), between THE CIT GROUP SECURITIZATION CORPORATION II, as purchaser (the "Purchaser"), and THE CIT GROUP/SALES FINANCING, INC., as seller (the "Seller").

     Reference is hereby made to the Sale and Purchase Agreement dated as of
          , 199 between the parties hereto (the "Sale and Purchase Agreement") pursuant to which the Purchaser purchased from the Seller the manufactured housing installment sales contracts and installment loan agreements set forth on Exhibit A thereto (the "Initial Contracts"). The Purchaser sold the Initial Contracts to the trust established pursuant to the Pooling and Servicing Agreement dated as of ___________,__ 199 ("Pooling and Servicing Agreement") among the Purchaser, the Seller and ______________ , as trustee (the "Trustee"), pursuant to which Manufactured Housing Contract [Senior/Subordinate]
Pass-Through  Certificates, Series            (the  "Certificates"),  evidencing
ownership interests in the Initial Contracts and the Subsequent Contracts (as hereinafter defined), were issued.

     Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Sale and Purchase Agreement and the Pooling and Servicing Agreement.

     Pursuant to the Pooling and Servicing Agreement, the Purchaser agreed to purchase from the Seller and the Seller agreed to sell to the Purchaser any Subsequent Contracts for a fixed purchase price specified in the Pooling and Servicing Agreement for delivery on the date specified therein, which purchase price will be funded from money on deposit in the Pre-Funding Account during the Pre-Funding Period, evidenced by the execution and delivery of a Subsequent Sale and Purchase Agreement. Accordingly, subject to the terms hereof, the Seller agrees to sell, and the Purchaser agrees to purchase, the manufactured housing installment sales contracts and installment loan agreements set forth on Exhibit A (collectively, the "Subsequent Contracts"), having an aggregate outstanding principal balance as of _________ __, 19__ (the "Subsequent Cut-Off Date") of approximately $__________.

     The Purchaser and the Seller wish to prescribe the terms and conditions of the purchase by the Purchaser of the Subsequent Contracts and the servicing and administration of the Subsequent Contracts.

     In consideration of the premises and the mutual agreements hereinafter set forth, the Purchaser and the Seller agree as follows:

                                   ARTICLE I

                  SALE AND CONVEYANCE OF SUBSEQUENT CONTRACTS;
                                 CONTRACT FILES


     SECTION 1.01. Sale and Conveyance of Subsequent Contracts. On ________ __, 199_ (the "Subsequent Closing Date"), subject to the terms and conditions hereof, the Seller shall sell, transfer, assign, set over and convey to the Purchaser, without recourse but subject to the terms of this Agreement, as of the Subsequent Closing Date, (a) all right, title and interest of the Seller in and to the Subsequent Contracts listed on the List of Contracts, including, without limitation, the security interest created thereby and any related Mortgages, all interest and principal received by the Seller on or with respect to the Subsequent Contracts after the Subsequent Cut-Off Date (other than principal and interest due on the Subsequent Contracts, on or before the Subsequent Cut-Off Date) and all principal and interest received by the Seller on or with respect to the Subsequent Contracts before the Subsequent Cut-Off Date which was due after the Subsequent Cut-Off Date, (b) all right under any Hazard Insurance Policies relating to the Manufactured Homes securing the Subsequent Contracts for the benefit of the creditors of such Subsequent Contracts, [(c) all rights under all FHA/VA Regulations pertaining to any FHA/VA Subsequent Contracts,] (d) the proceeds from any Subsequent Contract Holders' Errors and Omissions Protection Policy and all rights under any blanket hazard insurance policy, to the extent they relate to the Manufactured Homes securing the Subsequent Contracts, (e) all documents contained in the Contract Files or the Land-Home Contract Files relating to the Subsequent Contracts, (f) all rights to any rebated portions of Force-Placed Insurance Premiums relating to the Manufactured Homes securing the Subsequent Contracts and (g) all proceeds in any way derived from any of the foregoing. The parties intend that the conveyance of the Seller's right, title and interest in and to the Subsequent Contracts pursuant to this Agreement shall constitute an absolute sale.

     SECTION 1.02. Purchase Price; Payments on the Subsequent Contracts.

     (a) The purchase price for the Subsequent Contracts shall be an amount equal to $_____________ and the Seller hereby acknowledges receipt of such amount in respect of the sale of the Subsequent Contracts hereunder. Such purchase price shall be payable in immediately available funds on the Subsequent Closing Date from funds on deposit in the Pre-Funding Account.

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     (b) The Purchaser shall be entitled to all scheduled  payments of principal and interest with respect to the Subsequent Contracts due after the Subsequent Cut-Off Date and all Principal Prepayments with respect to the Subsequent Contracts received after the Subsequent Cut-Off Date. The principal balance of each Subsequent Contract as of the Subsequent Cut-Off Date is determined after deduction of payments of principal due on or before the Subsequent Cut-Off Date whether or not collected. Therefore, Advance Payments with respect to the Subsequent Contracts received prior to the Subsequent Cut-Off Date with respect to a Due Date after the Subsequent Cut-Off Date shall not be deducted from the principal balance as of the Subsequent Cut-Off Date. Such Advance Payments shall be the property of the Purchaser. All scheduled payments of principal and interest due on or before the Subsequent Cut-Off Date, and collected on or after the Subsequent Cut-Off Date, shall belong to the Seller. The Purchaser shall hold in trust for the Seller, and shall promptly remit to the Seller, any payments on the Subsequent Contracts received by the Purchaser that belong to the Seller under the terms of this Agreement.

     SECTION 1.03. Conditions to Sale of Subsequent Contracts. The Purchaser's obligations hereunder are subject to the following conditions:

          (a) The Purchaser shall have received (i) the Pooling and Servicing Agreement executed by all the parties thereto, (ii) the documents listed in Section ____ of the Pooling and Servicing Agreement with respect to the Subsequent Contracts (iii) a complete list of the Subsequent Contracts and
     (iv) such other opinions and documents as the Purchaser may reasonably require in connection with the purchase of the Subsequent Contracts hereunder or the sale of the Certificates;

          (b) The representations and warranties of (i) the Seller and the Servicer made in the Pooling and Servicing Agreement and (ii) the Seller made in the Sale and Purchase Agreement and this Agreement shall be true and correct in all material respects on the Subsequent Closing Date;

          (c) The Purchaser shall have received the Officers' Certificate referred to in Section _______ of the Pooling and Servicing Agreement.

     SECTION 1.04. Examination of Files. The Seller will make the Contract Files with respect to the Subsequent Contracts available to the Purchaser or its agent for examination at the Trustee's offices or such other location as otherwise shall be agreed upon by the Purchaser and the Seller.

     SECTION 1.05. Transfer of Subsequent Contracts. Pursuant to the Pooling and Servicing Agreement, the Purchaser will assign all of its right, title and interest in and to the Subsequent Contracts to the Trustee for the benefit of the Certificateholders. The Purchaser has the right to assign its interest under this Agreement as may be required to effect the purposes of the Pooling and Servicing Agreement, by written notice to the Seller and without the consent of the Seller, and the assignee shall succeed to the rights and obligations hereunder of the Purchaser.

                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER


     SECTION 2.01. Representations and Warranties of the Seller.

     (a) The representations and warranties of the Seller contained in Article III of the Pooling and Servicing Agreement with respect to the Subsequent Contracts are incorporated herein, and are made to the Purchaser on the date hereof, as if set forth herein and as if made to the Purchaser on the date hereof. The Seller will make such representations and warranties in the Pooling and Servicing Agreement directly to the Trustee and will become obligated in respect of such representations and warranties pursuant to Section [3.02] of the Pooling and Servicing Agreement. On the Subsequent Closing Date, the Seller shall deliver to the Purchaser an Officers' Certificate, dated the Subsequent Closing Date, to the effect that the representations and warranties made in
Article III of the Pooling and Servicing Agreement by the Seller with respect to the Subsequent Contracts are true and correct in all material respects as of the Subsequent Closing Date.

     (b) It is understood and agreed that the representations and warranties incorporated by reference in this Agreement by Section 2.01(a) hereof shall remain operative and in full force and effect, shall survive the transfer and conveyance of the Subsequent Contracts by the Seller to the Purchaser and by the Purchaser to the Trustee, and shall inure to the benefit of the Purchaser, the Trustee and their successors and permitted assignees.

     (c) The Seller shall indemnify the Purchaser and the Servicer and hold the Purchaser and the Servicer harmless against any loss, penalties, fines, forfeitures, legal fees and related costs, judgments and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Seller's representations and warranties contained or incorporated by reference in this Agreement. It is understood and agreed that the obligation of the Seller set forth in this
Section 2.01 to  indemnify  the  Purchaser  and the Servicer as provided in this
Section 2.01 constitutes the sole remedy of the Purchaser and the Servicer respecting a breach of the foregoing representations and warranties. The Trustee shall also have the remedies provided in the Pooling and Servicing Agreement.

     (d) Each indemnified party shall give prompt notice to the Seller of any action commenced against it with respect to which indemnity may be sought hereunder but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement, unless the failure to notify materially prejudices the rights and condition of the Seller. The Seller shall be entitled to participate in any such action, and to assume the defense thereof, and after notice from the Seller to an indemnified party of its election to assume the defense thereof, the Seller will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof.

     (e) Any cause of action against the Seller or relating to or arising out of the breach of any representations and warranties made or incorporated by reference in this Section 2.01 shall accrue as to any Subsequent Contract upon
(i) discovery of such breach by the Purchaser or the Servicer or notice thereof by the Seller to the Purchaser and the Servicer, (ii) failure by the Seller to cure such breach and (iii) demand upon the Seller by the Purchaser for all amounts payable in respect of such Subsequent Contract.


                                  ARTICLE III

                            MISCELLANEOUS PROVISIONS


     SECTION 3.01. Opinion of Counsel. The Seller and the Purchaser shall deliver to the Trustee on the Subsequent Closing Date, an opinion of counsel in substantially the form of Exhibit B hereto.

     SECTION 3.02. Amendment. This Agreement may be amended from time to time by the Seller and the Purchaser by written agreement signed by the Seller and the Purchaser.

     SECTION 3.03. Counterparts. For the purpose of facilitating the execution of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     SECTION 3.04. Termination. The Seller's obligations under this Agreement shall survive the sale of the Subsequent Contracts to the Purchaser.

     SECTION 3.05. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     SECTION 3.06. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed by first class mail, postage prepaid, to (i) in the case of the Seller, The CIT Group/Sales Financing, Inc., 650 CIT Drive, Livingston, New Jersey 07039,
Attention: President, or such other address as may hereafter be furnished to Purchaser in writing by the Seller, or (ii) in the case of the Purchaser, The CIT Group Securitization Corporation II, 650 CIT Drive, Livingston, New Jersey 07039, Attention: President, or such other address as may hereafter be furnished to the Seller by the Purchaser.

     SECTION 3.07. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     SECTION 3.08. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Seller and the Purchaser and their respective successors and assigns, as may be permitted hereunder.

     IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.




                                    THE CIT GROUP SECURITIZATION CORPORATION II,
                                      as Purchaser


                                    By: ____________________________________
                                        Name:
                                        Title:


                                    THE CIT GROUP/SALES FINANCING, INC.,
                                       as Seller


                                    By: ____________________________________
                                        Name:
                                        Title:

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                                   EXHIBIT A


                    Characteristics of Subsequent Contracts

                                   EXHIBIT B

                           Form of Opinion of Counsel

                                   EXHIBIT B


                                       to

                     Subsequent Sale and Purchase Agreement


                                                     [Date]





[Name and Address of Trustee]

Dear Sirs,

     I have acted as counsel to The CIT Group/Sales Financing, Inc. ("CITSF") and The CIT Group Securitization Corporation II, a Delaware corporation (the
"Company"), in connection with the sale of Manufactured Housing Contract [Senior/Subordinate] Pass-Through Certificates, Series ______ representing interests in a trust consisting of a pool of manufactured housing installment sale contracts and installment loan agreements (collectively, the "Contracts") and certain related property. The Company purchased certain of the Contracts from CITSF (the "Initial Contracts") pursuant to a Sale and Purchase Agreement, dated as of _____________ __, 199_, by and between CITSF and the Company. Additional Contracts are being purchased by the Company from CITSF (the "Subsequent Contracts") pursuant to the Subsequent Sale and Purchase Agreement dated as of ________ __, 199_ (the "Subsequent Sale and Purchase Agreement"). Pursuant to a Pooling and Servicing Agreement, dated as of ____ __, 199_ (the "Pooling and Servicing Agreement"), among the Company, CITSF and _____________________, as Trustee (the "Trustee"), the Company transferred the Initial Contracts to the Trustee to establish a trust (the "Trust"). The Company will also transfer, pursuant to the Pooling and Servicing Agreement, the Subsequent Contracts to the Trust, the corpus of which will consist of each of the Initial Contracts and the Subsequent Contracts and certain other property transferred by the Company to the Trustee.

     All capitalized terms used herein and not defined shall have the meanings assigned to them in the Subsequent Sale and Purchase Agreement.

     In rendering the following opinions, I have examined (i) the Subsequent Sale and Purchase Agreement; (ii) the Pooling and Servicing Agreement; (iii) the Certificate of Incorporation of each of CITSF and the Company; (iv) the By-laws of each of CITSF and the Company; [(v) copies of certain unanimous consents adopted by the Board of Directors of the Company authorizing the issuance and sale of the Certificates and the purchase of the Contracts; and (vi) copies of certain unanimous written consents of the Board of Directors of CITSF]. I have also examined such other documents and made such investigations of law as I have considered necessary and appropriate for the purposes of the opinions expressed herein. I have assumed the authenticity of signatures on original documents and the conformity to the original of all documents submitted to me as certified, conformed or photostatic copies and have relied as to all matters of fact on certificates, representations or statements by officers of the Company or CITSF.

     In making my examination of agreements, instruments and other documents and in giving opinions herein, I have assumed that the Trustee has and had the power and capacity to execute and deliver such agreements, instruments and other documents and to perform all of its obligations thereunder and that such agreements, instruments and other documents were duly authorized by all requisite action by or on behalf of the Trustee were duly executed, acknowledged, as necessary, and delivered by or on behalf of and are the legal, valid and binding obligations of, and are enforceable in accordance with their terms against, the Trustee.

     Based upon, and subject to, the foregoing I am of the opinion that:


     I. The Subsequent Sale and Purchase Agreement constitutes the legal, valid and binding agreement of each of CITSF and the Company, and is enforceable against each of CITSF and the Company in accordance with its terms; the Subsequent Sale and Purchase Agreement is effective to transfer all of CITSF's right, title and interest in and to the Subsequent Contracts and other property described in Section 1.01 of the Subsequent Sale and Purchase Agreement to the Company; the Pooling and Servicing Agreement is effective to transfer all of the Company's right, title and interest in and to such Subsequent Contracts and other property to the Trust subject to no prior liens or encumbrances.

     II. No consent, approval, authorization or order of, registration or filing with, or notice to any governmental authority or court is required under federal laws or the laws of the State of _____________ for the execution, delivery and performance by the Company of the Subsequent Sale and Purchase Agreement or the consummation of any other transaction contemplated thereby by the Company, except for those which have been obtained or except such as may be required under the Securities Act of 1933, as amended or the regulations promulgated thereunder or state securities or Blue Sky laws of any jurisdiction.

     III. No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required under federal laws or the laws of the State of ________ for the execution, delivery and performance by CITSF of the Subsequent Sale and Purchase Agreement or the consummation of any other transaction contemplated thereby by CITSF except for those which have been obtained or except such as may be required under the Securities Act of 1933, as amended or the regulations promulgated thereunder or state securities or Blue Sky laws of any jurisdiction.

     The foregoing opinion is given on the express understanding that the undersigned is an officer of the Company and CITSF and shall in no event incur any personal liability in connection with the said opinion.

     I am furnishing this opinion to you solely for your benefit. This opinion is not to be used, circulated, quoted or otherwise referred to or relied on by any other person or for any other purpose.

                                      Very truly yours,